Exhibit 10
FOR MEDICALLY EXAMINED BUSINESS ONLY

AMERICAN NATIONAL INSURANCE COMPANY, ONE MOODY PLAZA, GALVESTON, TX 77550 APPLICATION FOR ADDITIONAL PROPOSED INSURED -
DO NOT SUBMIT MONEY WITH THIS APPLICATION

1. Additional Proposed Insured
(a) Last                  First                  MI
(b) Birth Place      (c) Age   (d)_ Male    _ Female
(e) Marital Status
_ Married  _ Single  _ Divorced  _ Separated  _ Widowed
(f) Birth Date    (g) Height     (h) Weight    (i) Social Security Number
(j) Premium Class
(k) Relationship to Proposed Insured
(l) Has the Additional Proposed Insured used nicotine in any form?
_ No      _ Yes
If yes, when was the last date used:  _ 12 Months   _ 36 Months   60 Months
     _ Other Date  ________________
(m) Street                  City   State   Zip
(n) Home Phone
     (      )
(o) Business Phone
     (      )
(p) How can you be reached?
      _ Home      _ Work
(q) Best Day(s)
_Mon  _Tue  _Wed  _Thur  _Fri  _Sat
(r) Best Time
_ AM  _ PM
(s) Occupation/Duties      (t) Employed By/Type of Business
(u) Date of Employment
(v) Driving Record - Does the Additional Proposed Insured have a history of DWI/DUI or reckless driving in the last 5 years?  _ Yes  _ No
     Any other moving violations in the last 5 years?   _ Yes  _ No
(w) Drivers License Number/State

2. Beneficiary For Term Rider
(a) Primary Beneficiary          (b)_ Male   _ Female   (c) Birth Date
(d) Social Security Number   (e) Relationship to Additional Proposed Insured
(f) Contingent Beneficiary   (g)_ Male  _ Female   (h) Birth Date
(i) Social Security Number   (j) Relationship to Additional Proposed Insured

3. Rider
(a) Term Death Benefit
(b) Total Insurance/Annuities in force on Additional Proposed
Insured.  If none in force, indicate "None".
(c) Will this rider replace any existing insurance or annuity(ies)?
_ No        _ Yes    (Attach Replacement Forms)
If Yes, list Company Name and Policy Information:

Company Name               Policy Number    Issue Date

Insured's Name          Plan     Amount



6. Personal History
(a) Has the Additional Proposed Insured ever flown or contemplate
flying as a pilot or student pilot?      _ Yes      _ No
(b) Has the Additional Proposed Insured ever engaged in, or intend to engage in, any hazardous avocation or sport, such as scuba diving, parachuting, hang gliding, vehicle racing, or other hazardous
avocations?      _ Yes      _ No
(c) Additional Proposed Insured's Primary Care Physician
Physician's Phone Number   City    State
(d) Date Last Seen     (e) Reason
(f) Has the Additional Proposed Insured ever been told by a physician he or she had an Immune Deficiency Disorder, Acquired Immune Deficiency Syndrome (AIDS), the AIDS Related Complex (ARC) or tested
positive on an AIDS related test?      _ Yes      _ No
(g) In the past 10 years has the Additional Proposed Insured been treated for:
_ Diabetes     _ Cancer     _ Heart Disease     _ High Blood Pressure
_ Alcoholism     _ Drug Abuse     _ Stroke
(h) Has the Proposed Insured in the past 10 years ever consulted or been treated, or examined by any physician or practitioner for any
cause not previously mentioned in this application?  _ Yes   _ No
    If Yes, please explain below.




7. Complete Family History
(a)Parents       Age if Living     Age at Death   Cause of Death
Father
Mother

(b) Siblings   Age if Living   Age at Death    Cause of Death

Number Living

Number Deceased


(c) Did either parent have a history of heart disease?  _ Yes  _ No
(d) Age at Diagnosis

(e) Did either parent have a history of Cancer_      _ Yes     _ No
(f) Type                       (g) Age at Diagnosis

Authorization To Obtain and Disclose Information: I have read all the questions and answers in the application. All responses are true and complete to the best of my knowledge and belief. No coverage will be in effect until a contract has been issued and the first full premium has been received by American National Insurance Company and any amendments are signed. Any coverage will be subject to the terms and conditions of the contract.

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties. (This notice does not apply to residents of OR and VA.)

I have received the notification about the Federal Fair Credit
Reporting Act and the Medical Information Bureau.

I hereby authorize: any physician, medical practitioner, hospital, clinic or other medically related facility, insurance company, the Medical Information Bureau; or other organization, institution or person that has any record, prescription drug records and related information maintained by physicians, pharmacy benefit managers, and other sources, or knowledge of me or my health, to give to American National Insurance Company, or the Reinsurers any such information about me with reference to my health and medical history and hospitalization, Advice, diagnosis, treatment, disease or ailment. This authorization is good for two and one-half years from the date it is signed. To facilitate rapid submission of such information a photocopy of this authorization is as valid as the original. I authorize the above sources, except the Medical Information Bureau, to give such record or knowledge to any agency employed by American National Insurance Company to collect and transmit such information.





________________________________
Signed at:  (City and State)

________________________________
Signature of Additional Proposed Insured (if age 16 or over)


________________________________
Date Signed:  (Month/Day/Year)


________________________________
Signature of Owner


________________________________
Agent's Signature




Agent Report
8. Soliciting Agent's Report - These questions must be answered in every case
(a) As Agent, do you certify that on the date of this application you asked the Additional Proposed Insured each question in the application, recorded the answers given you, and witnessed such person's signature shown in the application? You further certify that, to the best of your knowledge and belief, such person is of good moral character and temperate habits, and you know nothing that is not stated herein that would adversely affect such person's
insurability?      _ Yes      _ No
(b) As Agent, do you have knowledge or reason to believe that replacement of existing business may be involved? _ Yes _ No
(c) As Agent, have you complied with State Replacement Regulations?
_ Yes      _ No
(d) As Agent, did you include individualized sales proposals in your presentations? (If Additional Proposed Insured replaces insurance products, then, replacement forms for each policy to be replaced and copies of all sales material must be included with this application sent to Home Office.)
_ Yes      _ No
(e) What is your estimate of premium payer's annual income?

Net Worth?
(f) Did you see each person proposed for insurance when the
application was completed? Yes      _ No

Dated at ______________ this ______ day of ________, ______


________________________________
Licensed Agent's Signature


________________________________
Agent's Phone Number

________________________________
Agent's Code

________________________________
Agent's Social Security Number


________________________________
Branch Office Code


________________________________
Name of Medical Examiner

________________________________
Date of Exam



AGENT: THIS NOTICE MUST BE LEFT WITH THE ADDITIONAL PROPOSED INSURED AMERICAN NATIONAL INSURANCE COMPANY
ONE MOODY PLAZA
GALVESTON, TEXAS  77550-7999


Thank you for considering American National Insurance Company as your insurance carrier.

One of the prime objectives of our Company is to provide insurance at the lowest possible cost. The underwriting process (evaluation of risks) is necessary not only to assure this low cost, but also to assure that each contract holder contributes their fair share of the cost. In considering your application, information from various sources must, therefore, be considered. These include the results of your physical examination, if required, and any reports we may receive from doctors and hospitals that have attended you.

Medical Information Bureau (MIB) Pre-Notification - Information, regarding your insurability will be treated as confidential. The American National Insurance Company or its Reinsurer(s) may, however, make a brief report thereon to the Medical Information Bureau, a nonprofit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau Member Company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts, 02112, telephone number (617) 426-3660. The American National Insurance Company or its Reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

Fair Credit Reporting Act Pre-Notification - Federal and state laws require notification that, in connection with your application, we may request an investigative consumer report. In addition, such a report may be requested subsequently to update our records or if you apply for additional coverage. Upon written request, we will inform you whether or not an investigative consumer report was requested and, if such a report was requested, the address and telephone number of the investigative agency to which the request was made. By contacting the local office and providing the proper identification, you may inspect or, for the appropriate fee, receive a copy of such report.

Typically, the report will contain information as to character, general reputation, personal characteristics and mode of living, which information is obtained through an interview with you or an adult member of your family, employers or business associates, financial sources, friends, neighbors or others with whom you are acquainted. The information will consist, when applicable, of a confirmation of your identity, age, residence, marital status, and past and present employment including occupational duties, financial information, driving record, sports and recreational activities, health history, use of alcohol or drugs if any, living conditions and type of community.

Form 9013		05/31/01 v1